SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 11, 2001




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)







ITEM 5.   OTHER EVENTS

     See the following press release, dated December 11, 2001, announcing third quarter fiscal year 2001 results.


FOR IMMEDIATE RELEASE

Contact:  Jane Nelson
          CPI Corp.
          (314) 231-1575


                     CPI CORP. ANNOUNCES THIRD
                      QUARTER FY2001 RESULTS


ST. LOUIS, MO., December 11, 2001 - CPI Corp. (NYSE - CPY) today reported net earnings for the 16-week third quarter ending November 10, 2001 of $153,000, or $0.02 diluted earnings ("EPS") per share, compared to net losses of $342,000, or $0.04 diluted loss per share, reported in the comparable fiscal 2000 quarter. Total net sales for the 16-week third quarters of 2001 and 2000 were $96.9 and $96.5 million, respectively, while total operating earnings decreased to $4.9 million in third quarter of 2001 from $10.3 million in third quarter 2000.

For the 40-week first three quarters ending November 10, 2001, CPI recorded a net loss of $925,000 or $0.12 diluted loss per share, compared to net earnings of $3.3 million or $0.40 diluted EPS, recorded in the comparable period of 2000. The first three quarters of 2001 includes a $1.4 million, or $0.18 EPS, after-tax charge for costs primarily associated with executive retirements and employee severance charges. The first three quarters of 2000 include a $3.9 million, or $0.48 EPS, loss on discontinued operations and loss on disposal of assets for the Wall Decor segment that was sold July 21, 2001. Weighted average number of common and equivalent shares outstanding used to determine EPS for the 40-week period declined 4.3% from third quarter 2000 to 7,809,179 shares. Total net sales for the first three quarters of 2001 were $221.0 million, down from $224.2 million recorded in 2000, while total operating earnings decreased to $12.0 million in the first three quarters of 2001 from $24.8 million in the first three quarters of 2000.

Commenting, J. David Pierson, Chairman and Chief Executive Officer said, "We are disappointed in the Company's third quarter results. The encouraging sales trends of the early weeks of the quarter were interrupted by the events of September 11th. We believe the negative sales impact of those events was at least $1.4 million, assuming those early sales trends had continued without interruption. The quarter's results also reflect the increased cost of advertising spent to bolster our sales, increased studio employment and increased labor in our home office. Home office employment increases were primarily to restore customer service and other critical functions that were cut too deeply last year."

Pierson continued, "After four weeks of the fourth quarter, sales are slightly ahead of last year. We believe specific actions we took in our Smile Savers loyalty program, product pricing, and the introduction of a new holiday product, have contributed to that improvement. While sales have increased, the fourth quarter will be affected by continuing labor increases over prior year and estimated nonrecurring charges of $1.6 million after taxes, arising primarily from severance charges."

"We believe the increases we have absorbed to improve customer service are good investments and those costs will remain relatively stable. At the same time, we have initiated permanent cost reductions in other areas that will be fully realized next year. Going forward, I assure you that we are intensely focused on sales execution and maximum customer satisfaction."

The statements contained in this press release that are not historical facts are forward-looking statements that involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, such as CPI Corp.'s outlook for future obligations connected to the retirement of certain key executives, which are identified by such words as "intends", "expects", "anticipates" or words of similar import, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the attractions and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission, including its form 10-K for the year ended February 3, 2001.

A conference call and audio web-cast are scheduled for 11:00 a.m. Eastern Time December 11, 2001, to discuss the financial results of the third quarter and provide a company update. The web-cast can be accessed on the company's own site at http://www.cpicorp.com as well as http://www.ccbn.com. To listen to a live broadcast, please go to these web sites at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. A replay will be available on the above web sites as well as by dialing (703) 925-2435 and providing confirmation code 5702242. The replay will be available through December 18, 2001 by phone and for 30 days on the internet.

The company anticipates filing its 10-Q Quarterly Report with the Securities and Exchange Commission on December 21, 2001.

CPI Corp. is a consumer services company, offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada, photofinishing services through the searsphotos.com website and store systems technology and software development through Centrics Technology, Inc.















































                         FINANCIAL TABLES TO FOLLOW



CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE SIXTEEN WEEKS
ENDED NOVEMBER 10, 2001 AND NOVEMBER 11, 2000
(in thousands of dollars except per share amounts) (unaudited)
                                              16 Weeks Ended
                                          ----------------------
                                           11/10/01    11/11/00
                                          ----------  ----------
Net Sales:
 Portrait studios                         $  96,711   $  96,453
 Technology development                         933           -
 Intersegment sales                            (772)          -
                                          ----------  ----------
   Total net sales                        $  96,872   $  96,453
                                          ==========  ==========
Operating earnings:
 Portrait studios                         $   5,337   $  10,966
 Technology development                        (487)       (670)
                                          ----------  ----------
   Total operating earnings               $   4,850   $  10,296

General corporate expense                     3,748       4,566
                                          ----------  ----------
Income from operations                        1,102       5,730
Net interest expense                            914         939
Other expense                                   402         260
Other income                                    335          15
                                           ---------  ----------
Earnings (loss) from continuing
 operations before income taxes                 121       4,546
Income tax expense (benefit)                    (32)      1,591
                                           ---------  ----------
Net earnings (loss) from continuing
 operations                                     153       2,955
Earnings (loss) from discontinued
 operations net of income tax benefits            -        (544)
Loss on disposal net of tax  benefits             -      (2,753)
                                           ---------  ----------
Net earnings (loss) from discontinued
 operations                                       -      (3,297)
                                           ---------  ----------
Net earnings (loss)                        $    153   $    (342)
                                           =========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $   0.02   $    0.37
   From discontinued operations                   -       (0.41)
                                           ---------  ----------
      Net earnings (loss)- diluted         $   0.02   $   (0.04)
                                           =========  ==========
Earnings (loss) per common share-basic
   From continuing operations              $   0.02   $    0.38
   From discontinued operations                   -       (0.42)
                                           ---------  ----------
      Net earnings (loss)- basic           $   0.02   $   (0.04)
                                           =========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                   7,983       7,923
    Basic                                     7,913       7,702











CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FORTY WEEKS
ENDED NOVEMBER 10, 2001 AND NOVEMBER 11, 2000
(in thousands of dollars except per share amounts) (unaudited)
                                                40 Weeks Ended
                                           ----------------------
                                            11/10/01    11/11/00
                                           ----------  ----------
Net Sales:
  Portrait studios                         $ 220,734   $ 224,199
  Technology development                       2,377           -
  Intersegment sales                          (2,141)          -
                                           ----------  ----------
   Total net sales                         $ 220,970   $ 224,199
                                           ==========  ==========
Operating earnings:
  Portrait studios                         $  13,188   $  26,229
  Technology development                      (1,178)     (1,405)
                                           ----------  ----------
   Total operating earnings                $  12,010   $  24,824

General corporate expense                      9,505      11,374
                                           ----------  ----------
Income from operations                         2,505      13,450
Net interest expense                           2,296       2,252
Other expense                                  2,117         411
Other income                                     370         207
                                           ----------  ----------
Earnings (loss) from continuing operations
 before income taxes                          (1,538)     10,994
Income tax expense (benefit)                    (613)      3,848
                                           ----------  ----------
Net earnings (loss) from continuing
 operations                                     (925)      7,146
Earnings (loss) from discontinued
 operations net of income tax benefits             -      (1,127)
Loss on disposal net of tax benefits               -      (2,753)
                                           ----------  ----------
Net earnings (loss)from discontinued
 operations                                        -      (3,880)
                                           ----------  ----------
Net earnings (loss)                        $    (925)  $   3,266
                                           ==========  ==========
Earnings (loss) per common share - diluted
   From continuing operations              $   (0.12)  $    0.88
   From discontinued operations                    -       (0.48)
                                           ----------  ----------
      Net earnings (loss)- diluted         $   (0.12)  $    0.40
                                           ==========  ==========
Earnings (loss) per common share - basic
   From continuing operations              $   (0.12)  $    0.90
   From discontinued operations                    -       (0.49)
                                           ----------  ----------
      Net earnings (loss)- basic           $   (0.12)  $    0.41
                                           ==========  ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,809       8,163
    Basic                                      7,809       7,939











CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO
WEEKS ENDED NOVEMBER 10, 2001 and NOVEMBER 11, 2000
(in thousands of dollars except per share amounts)(unaudited)
                                               52 Weeks Ended
                                           ---------------------
                                            11/10/01   11/11/00
                                           ---------  ----------
Net Sales:
  Portrait studios                         $ 316,027  $ 322,181
  Technology development                       3,265          -
  Intersegment sales                          (2,141)         -
                                           ---------- ----------
   Total net sales                         $ 317,151  $ 322,181
                                           ========== ==========
Operating earnings:
  Portrait studios                         $  29,856  $  40,199
  Technology development                        (839)    (1,846)
                                           ---------- ----------
   Total operating earnings                $  29,017  $  38,353
General corporate expense                     13,837     15,586
                                           ---------- ----------
Income from operations                        15,180     22,767
Net interest expense                           2,898      2,659
Other expense                                  2,026        911
Other income                                     388        221
                                           ---------- ----------
Earnings (loss) from continuing operations
  before income taxes                         10,644     19,418
Income tax expense (benefit)                   3,651      6,796
                                           ---------- ----------
Net earnings (loss) from continuing
 operations                                    6,993     12,622
Earnings (loss) from discontinued
 operations net of income tax benefits             -        983
Loss on disposal net of tax benefits            (231)    (9,342)
                                           ---------- ----------
Net earnings (loss) from discontinued
 operations                                     (231)    (8,359)
                                           ---------- ----------
Net earnings (loss)                        $   6,762  $   4,263
                                           ========== ==========
Earnings (loss) per common share - diluted
   From continuing operations              $    0.89  $    1.50
   From discontinued operations                (0.03)     (1.00)
                                           ---------- ----------
      Net earnings (loss)- diluted         $    0.86  $    0.50
                                           ========== ==========
Earnings (loss) per common share - basic
   From continuing operations              $    0.90  $    1.54
   From discontinued operations                (0.03)     (1.02)
                                           ---------- ----------
      Net earnings (loss)- basic           $    0.87  $    0.52
                                           ========== ==========
Weighted average number of common and
 common equivalent shares outstanding:
    Diluted                                    7,884      8,401
    Basic                                      7,761      8,176












CPI CORP.
CONDENSED BALANCE SHEETS - FOR NOVEMBER 10, 2001 AND
NOVEMBER 11, 2000 (in thousands) (unaudited)


                                       11/10/01      11/11/00
                                     -----------   ------------
Assets

  Current assets:
   Cash and cash equivalents         $   23,099    $    20,640
   Other current assets                  48,176         46,889
  Net property and equipment             69,090         76,860
  Other assets                           31,512         33,755
                                     -----------   ------------
    Total assets                     $  171,877    $   178,144
                                     ===========   ============


Liabilities and stockholders' equity

  Current liabilities                $   57,674    $    59,951
  Long-term obligations                  42,619         51,122
  Other liabilities                      10,991         13,789
  Stockholders' equity                   60,593         53,282
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  171,877    $   178,144
                                     ===========   ============






















                             SIGNATURE



       Pursuant to the requirements of the Securities Exchange
       Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             CPI CORP.
                                           (Registrant)



                                By: /s/ Barry Arthur
                                    ----------------
                                    Barry Arthur
                                    Authorized Officer and
                                    Principal Financial Officer



Dated: December 12, 2001














??